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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) November 2, 2005

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-21240                                23-2705700
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   (Commission File Number)              (IRS Employer Identification No.)


     400 Feheley Drive, King of Prussia, Pennsylvania             19406
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

         On November 2, 2005, Neoware Systems, Inc. conducted its fiscal 2006 first quarter conference call related to the press release issued and furnished on Form 8-K to the Securities and Exchange Commission earlier that day. A copy of the transcript is furnished as Exhibit 99.1 hereto.

         The transcript contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding: the expansion of our distribution channels; our entry into the Asian market; the closing of the Maxspeed acquisition; amortization and restructuring costs related to the Maxspeed transaction; our continued strong growth, organically and through acquisitions, to enhance our portfolio of software solutions and increase our geographic reach; our ability to customize products and fully support customers in the Americas, throughout Europe, and in India; projected growth in revenues in fiscal year 2006; gross margins, operating expenses and effective income tax rates for the 2006 fiscal year; the anticipated non-cash impact of stock-based compensation during the 2006 fiscal year under SFAS No. 123R;expected large sales from a major retail customer; the anticipated performance of our Neoware e900 thin client and our high margin software products; anticipated increased customer recognition of the benefits of thin client computing and our anticipated investments to capitalize on significant growth opportunities. These forward-looking statements involve risks and uncertainties. Factors that could cause actual results to differ materially from those predicted in such forward-looking statements include: our inability to consummate and successfully integrate the Maxspeed acquisition; our inability to successfully integrate our recent acquisitions; the timing and receipt of future orders; our timely development and customers' acceptance of our products, including our new products; pricing pressures; rapid technological changes in the industry; growth of overall thin client sales through the capture of a greater portion of the PC market, including sales to large enterprise customers; our ability to maintain our partnerships; our dependence on our suppliers and distributors; increased competition; our continued ability to sell our products through Lenovo to IBM's customers; our ability to attract and retain qualified personnel, including the former employees of the businesses we acquired; adverse changes in customer order patterns; our ability to identify and successfully consummate and integrate future acquisitions; adverse changes in general economic conditions in the U. S. and internationally; risks associated with foreign operations; and political and economic uncertainties associated with current world events. These and other risks are detailed from time to time in Neoware's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, our report on Form 10-K for the year ended June 30, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following document is filed as an exhibit to this report.

         99.1 Transcript of conference call held by Neoware Systems, Inc. on November 2, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                  NEOWARE SYSTEMS, INC.


Dated: November 4, 2004           By: /S/ Keith D. Schneck,
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                                     Keith D. Schneck, Executive Vice President
                                     and Chief Financial Officer


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